Exhibit 10.1

TRANSLATION OF THE LAND PURCHASE AGREEMENT DATED: JUNE 22, 2020

PURCHASE AGREEMENT GRANTED BY ANA LUISA ONTIVEROS LOPEZ EXECUTOR OF THE SUCCESSION OF THE PROPERTY OF C. PANTALEON ONTIYEROS MENDEZ HEREIN WILL BE CALL THE “SELLER” AND GLOHAB, INC., A US PUBLIC CORPORATION FROM THE ESTATE OF DELAWARE, AND TO WHOEVER SAID COMPANY MAY ASSIGN, HEREIN WILL BE CALLED “THE BUYER”, ENUNCIATED IN THE FOLLOWING STATEMENTS AND CLAUSES.

DECLARATIONS

I.- THE SELLER DECLARES:

A)	BY PUBLIC AND JUDICIAL INSTRUMENT 807/206 ISSUED BY THE FOURTH CIVIL JUDGE OF THE JUDICIAL PARTY OF THE CITY OF TIJUANA, TO BE THE ALBACEA AND LEGAL REPRESENTATIVE OF ALL THE OWNERS OF THE LANDS THAT COMPOSE THE PROPERTY AS “RANCHO ONTIVEROS” THE SUCCESSION TO ASSETS IS THE LEGITIMATE OWNER AND POSSESSION OF THE LAND PROPERTY OF THE SUCCESSION TO ASSETS OF C. PANTALEON ONTIVEROS MENDEZ AMONG WHICH IS FOUND A SAID GENERAL PROPERTY ALSO MENTIONED FRACTION OF LAND SUBDIVIDED DATED AUGUST 11, 2009, BY THE DEPARTMENT OF URANIZATION ACTIONS OF THE CITY OF TIJUANA BAJA CALIFORNIA, IN OFFICE NUMBER SD-0551/09, INSTALLED IN THE RECORD 6248 IN 4,000 SQUARE METERS, WITH CATASTRAL KEY NO. WM-003-781, DERIVATIVE OF THE MAJOR POLYGON NUMBER 2, WHICH IS LOCATED IN THESOUTHERN PART, AT THE HEIGHT OF KILOMETER 148 + 400 OF THE TIJUANA-TECATE HIGHWAY, IN THE DELEGATION EL CENTENARIO, OTAY MESA IN THE CITY OF TIJUANA BAJA CALIFORNIA.

B)	THAT HIGHLIGHTS AS ITS ADDRESS FOR THE PURPOSES OF THIS AGREEMENT, LOCATED IN THE “MAIN CASCO-RANCH” OF THE “RANCHO ONTIVEROS” LOCATED PHYSICALLY SOUTH AND AT THE HEIGHT OF KILOMETRR 148 + 400 OF THE TIJUANA TECATE QUOTA ROAD, IN THE EL CENTENARIO DELEGATION, OTAY MESA, IN THE CITY OF TIJUANA BAJA CALIFORNIA.

II.- THE BUYER DECLARES:

A)	THAT THEY ARE A CORPORATION, REPRESENTED BY HIS LEGITIMATE LEGAL REPRESENTATIVE, C. DANIEL D. CORREA, THAECONOMIC MEANS AND THE POWERS TO CONTRACT AND BE BINDING IN THE TERMS AGREED IN ACCORDANCE WITH THE CLAUSES OF THE PRESENT INSTRUMENTS, AS THEY ALSO AGREED THAT THEY KNOW AND HAVE PHYSICALLY VISITED AND INSPECTED THE FRACTION OF LAND AND THE PHYSICAL CONDITION IN WHICH IT IS NOW, AND THE SUBJECT OF THIS PURCHASE- SALE CONTRACT, AND THAT THEY WISH AND ARE WILLING TO ACQUIRE IT BY THEIR WILL AND ARE WILLING TO ACQUIRE IT TO MAKE THE TOTAL PAYMENT OF THE PURCHASE SALE OF THE LAND FRACTION THAT IS DESCRIBED AT THE BEGINNING OF THIS INSTRUMENT AND ALSO THAT THEY ARE READY TO SIGN THIS AGREEMENT AND BE OBLIGATED TO COMPLY WITH ITS CLAUSES.

B)	THAT THEY AGREE TO PAY THE PRICE THAT THE SELLER REQUIRES THEM FOR THE FRACTION OF LAND DESCRIBED ABOVE AND THAT IS THE AMOUNT OF $ 120.00 DOLLARS (IT IS ONE HUNDRED AND TWENTY DOLLARS CURRENCY OF THE UNITED STATES OF NORTH AMERICA) RESULTING IN THE TOTALITY OF $ 480,000.00DLLS. (IT IS FOUR HUNDRED EIGHTY THOUSAND DOLLARS CURRENCY OFTHE UNITED STATES OF NORTH AMERICA).

C)	THAT INDICATES HIS ADDRESS FOR THE EFFECTS OF THIS CONTRACT, LOCATED AT MISION SAN JAVIER STREET NO 10611, IN THE RIO ZONE IN THE CITY OF TIJUANA, BAJA CALIFORNIA.

IN ACCORDANCE WITH THE PREVIOUS STATEMENT, THE PARTIES AGREE TO GRANT AND BE BOUND BY THE FOLLOWING:

CLAUSES:

FIRST.- IN THIS ACT THE SELLER PROMISES TO SELL AND TRANSMIT THE FRACTION OF LAND DESCRIBED ABOVE IN THE FORM AND CONDITION THAT IS PRESENTLY PHYSICAL (BARELAND) AND THAT THE BUYER BY MEANS OF THIS INSTRUMENT AND ITS CONTENT PURCHASE, ACQUIRE AND PAY THE ENTIRE TOTALITY OF SAID FRACTION OF LAND TO THE SELLER THE PRICE AGREED HEREIN AND WHICH IS FOR THE AMOUNT OF $ 120.00 DLLS (ONE HUNDRED AND TWENTY DOLLARS CURRENCY OF THE UNITED STATES OF NORTH AMERICA) FOR EACH TOTAL METER IN A TOTAL AMOUNT OF $480,000.00 DLLS (IT’S FOUR HUNDRED EIGHTY THOUSAND DOLLARS CURRENCY OFUNITED STATES OF AMERICA).

SECOND.- THAT SAID PAYMENT FOR THE PURCHASE OF THE FRACTION OF LAND CONSISTENT OF 4,000 M2 (FOUR THOUSAND SQUARE METERS) WILL BE MADE IN THE FOLLOWING WAY:

A)	$200,000.00 DLLS. (TWO HUNDRED THOUSAND US DOLLARS) AS DEPOSIT
B)	$ 10,000.00 DLLS. (TEN THOUSAND US DOLLARS) IN SINGULAR PAYMENTS THAT WILL BE PAID MONTHLY BEGINNING FROM THE MONTH OF JULY 2020 AND UNTIL THE $ 480,000.00 DLLS. (FOUR HUNDRED EIGHTY THOUSAND DOLLARS) CONSISTENT OF THE TOTALITY OF THE PURCHASE SALE OF THE FRACTION OF LAND SUBJECT OF THIS CONTRACT.
C)	THAT A 6% ANNUAL INTEREST WILL BE APPLIED TO THE REST OF THE BALANCE UNTIL THE TOTALITY OF THE LAND IS PAID, AND SAID INTEREST WILL NOT BE PAID IF THE BUYER COVERS THE TOTAL PAYMENT OF THE PURCHASE SALE BEFORE THE AGREED TIME.
D)	THAT THE AGREED MONTHLY PAYMENT WILL OCCUR BETWEEN THE FIRST 7DAYS OF EACH MONTH. ON THE CONTRARY. INCURRED BY 3% ADDITIONAL IN EACH PAYMENT FOR MORATORY INTEREST.

THIRD.- THAT THE PARTIES AGREE THAT THE BUYER HAS A TOTAL OF 28 MONTHS TO LIQUIDATE THE ENTIRE PAYMENT OF THE PURCHASE-SALE OF THE LAND FRACTION. STARTING

SAID TERM WILL BEGIN THE FIRST DAY OF JULY 2020 AND CONCLUDING ON NOVEMBER 30, 2022.

FOURTH.- IF THE BUYER BREACHES THE SECOND AND THIRD CLAUSES, WITHOUT LIABILITY AGAINST HIM, OR ANY LIMITATION, THE SELLER COULD FORCLOSE THIS CONTRACT, WITHOUT THE NEED FOR A JUDICIAL DECLARATION TO BE ISSUED BY VIRTUE AND FOR THE CAUSES NOT IMPUTABLE TO SAID SELLER AND FOR HAVING “REMOVED THE LAND FROM THE MARKET” UNDER THE AGREEMENT IN THIS PURCHASE CONTRACT.

FIFTH.- ONCE THE PURCHASER HAS LIQUIDATED THE TOTALITY OF THE AMOUNT AGREED BY VIRTUE OF THE PURCHASE SALE, THE SELLER AGREES TO ISSUE THE CORRESPONDING DEED OF SALE IN FAVOR OF THE BUYER BEFORE THE FAITH OF THE RESPECTIVE PARTY IN ITS PUBLIC NOTARY OF CHOOSE AT THE TIME, AS WELL AS SELLER AGREE TO MAKE THE RESPECTIVE DELIVERY OF ALL THE LEGAL DOCUMENTATION CORRESPONDING TO THE RESPECTIVE TITLE OF PROPERTY OF SAID FRACTION OF LAND, SO THAT SAID PROPERTY BE TRNSFERRED IN PERMANENT BASIS, LEGALLY AND PERMANENTLY TO THE BUYER OR WHOEVER IS ASSIGNED IN HIS PLACE AS INDICATED TO THE SELLER.

SIX.- FOR EVERYTHING RELATIVE TO THE COMPLIANCE AND INTERPRETATION OF THIS CONTRACT, THE PARTIES THAT CONSTITUTE AND SIGN IT VOLUNTARILY AND MUTUALLY ACCEPT THAT THE CORRESPONDING COURT TO THE JUDICIAL PARTY IS IN THE CITY OF TIJUANA BAJA CALIFORNIA, WILL BE COMPETENT AND BY VIRTUE THAT SUCH JURISDICTION CORRESPONDS TO THEM FOR WHICH THE SAME IS TO WHICH THEY ARE SUBMITTED ALSO BY VIRTUE OF THE LOCATION OF FRACTION OF LAND SUBJECT TO THE PURCHASE AND SALE IS LOCATED WITHIN THE MUNICIPALITY OF THE CITY OF TIJUANA BAJA CALIFORNIA THEREFORE, THE PARTIES SIGNING THIS CONTRACT WAIVE ANY OTHER JURISDICTION.

SEVENTH.- READ BY BOTH PARTIES THIS SAME INSTRUMENT IN WHICH THEY INTERVENE AND HAVING UNDERSTOOD ALL AND EVERY ONE OF THE CLAUSES AND THEIR RIGHT CONSEQUENCES THAT DERIVE FROM THEM, THE PARTIES ALSO STATE THAT ATNSIGNING, IT DOES NOT EXIST ANY FRAUD, ERROR, INJURY OR VICES THAT MAY BE DETECTED AT THE MOMENT OF SIGNING AND THEREFORE, IT IS THEIR WILL TO SUBSCRIBE IT IN ACCORDANCE WITH AND WITHOUT RESTRICTIONS OF ITS CONTEN IN, WHICH THEY SIGN IN THREE IDENTICAL COPIES SO THAT THEY ARE CONSIDERED AS ORIGINAL AND THAT HAVE THE SAME EVIDENCE VALUE FOR WHICH LEGAL EFFECTS MAY BE SUPPORTED.

SIGNED BY THE PARTIES IN THE CITY OF TIJUANA, BAJA CALIFORNIA ON JUNE 22, 2020.

THE SELLER	THE BUYER
ANA LUIS ONTIVEROS LOPEZ	DANIEL D. CORREA, LEGAL
EXECUTOR OF THE SUCCESSION OF THE	REPRESENTATIVE: GLOHAB, INC.
PROPERTY OF C. PANTALEON ONTIYEROS M.	A PUBLIC, DELAWARE CORPORATION